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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): OCTOBER 24, 2006

                          OSAGE FEDERAL FINANCIAL, INC.
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             (Exact name of Registrant as specified in its Charter)


         UNITED STATES                   0-50666                  27-0080039
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(State or other jurisdiction           (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)

239 EAST MAIN STREET, PAWHUSKA, OKLAHOMA                           74056
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(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (918) 287-2919
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

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                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 2.02  RESULTS OF OPERATION AND FINANCIAL CONDITION
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         On  October  24,  2006,  Osage  Bancshares,  Inc.  filed  Pre-Effective
Amendment No. 1 to its Registration Statement on Form S-1 which included a Recent Developments discussing the Registrant's results of operations for the quarter ended September 30, 2006. A copy of the Recent Developments section is furnished with this Form 8-K as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS
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         (c) Exhibits. The following exhibits are furnished with this report.

         Exhibit 99.1 - Recent Developments


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    OSAGE FEDERAL FINANCIAL, INC.


Date:  October 24, 2006             By: /s/ Mark S. White
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                                        Mark S. White
                                        President and Chief Executive Officer



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